SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2006 (January 8, 2006)
PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	920088

(Address of Principal Executive Offices)	(Zip Code)
(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES
EXHIBIT LIST
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.
     On January 12, 2006, Phoenix Footwear Group, Inc. issued a press release announcing that Phoenix and its wholly-owned subsidiary, Altama Delta Corporation, entered into an agreement with W. Whitlow Wyatt which modified the terms of the Stock Purchase Agreement dated June 15, 2004 among them pursuant to which Phoenix acquired Altama.
     A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated to this Item 1.01 by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: January 12, 2006	By:	/s/ Kenneth E. Wolf
	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated January 12, 2006